EXHIBIT 4.4.2

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ACCESSION DEED

THIS DEED is made on 20 June 2007

BETWEEN

(1)	HOLMES MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5953811), and having its registered office at Abbey National House, 2 Triton Square, Regent’s Place, London NW1 3AN (the Master Issuer);

(2)	THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the Master Issuer Security Trustee, which expression includes such company and all other persons or companies for the time being acting as security trustee or security trustees under this Deed);

(3)	THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the Note Trustee, which expression includes such company and all other persons or companies for the time being acting as trustee or trustees for the Noteholders under the Master Issuer Trust Deed);

(4)	THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the Principal Paying Agent appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(5)	THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the Agent Bank appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(6)	THE BANK OF NEW YORK (LUXEMBOURG) S.A., a société anonyme incorporated in the Grand Duchy of Luxembourg, and having its registered office at Aerogolf Center, 1A, Hoehenhof, L-1736, Senningerberg, Grand Duchy of Luxembourg (acting in its capacity as the Registrar appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(7)	THE BANK OF NEW YORK (LUXEMBOURG) S.A., a société anonyme incorporated in the Grand Duchy of Luxembourg, and having its registered office at Aerogolf Center, 1A, Hoehenhof, L-1736, Senningerberg, Grand Duchy of Luxembourg (in its capacity as the Transfer Agent appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Master Issuer Notes);

(8)	THE BANK OF NEW YORK, NEW YORK BRANCH acting through its offices at 101 Barclay Street, New York NY 10286 (acting in its capacity as the U.S.Paying Agent appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(9)	DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a Master Issuer Swap Provider in respect of the 2006-1 Notes);

(10)	BARCLAYS BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 1026167), and acting through its office at 5 The North Colonnade, London, E14 4BB (acting in its capacity as a Master Issuer Swap Provider in respect of the 2006-1 Notes);

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(11)	CREDIT SUISSE (USA), INC. Credit Suisse (USA), Inc., 11 Madison Avenue,New York, New York 10010-3629 USA (acting in its capacity as a Master Issuer Swap Provider in respect of the 2007-1 Notes);

(12)	HSBC BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 00014259), and having its registered office at 8 Canada Square, Canary Wharf, London E14 5HQ (acting in its capacity as a Master Issuer Swap Provider in respect of the 2007-1 Notes);

(13)	HSBC USA, INC. , 457 Fifth Avenue, New York, NY 10018 USA (acting in its capacity as a Master Issuer Swap Provider in respect of the 2007-1 Notes);

(14)	UBS AG, LONDON BRANCH, a corporation domiciled in Basel, Switzerland, operating in the United Kingdom under branch registration number BR004507, acting through its London branch at 100 Liverpool Street, London, EC2M 2RH (acting in its capacity as a Master Issuer Swap Provider in respect of the 2007-1 Notes);

(15)	ABBEY NATIONAL PLC, a public limited company incorporated in England and Wales with limited liability (registered number 2294747), and having its registered office at Abbey National House, 2 Triton Square, Regent’s Place, London NW1 3AN (acting in its capacity as the Master Issuer Cash Manager appointed by the Master Issuer under the Master Issuer Cash Management Agreement);

(16)	ABBEY NATIONAL PLC, a public limited company incorporated in England and Wales with limited liability (registered number 229474), and having its registered office at Abbey National House, 2 Triton Square, Regent’s Place, London NW1 3AN (acting in its capacity as a Master Issuer Sterling Account Bank appointed by the Master Issuer under the Master Issuer Bank Agreement);

(17)	CITIBANK N.A., LONDON BRANCH acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as a Master Issuer Non-Sterling Account Bank appointed by the Master Issuer under the Master Issuer Bank Agreement);

(18)	WILMINGTON TRUST SP SERVICES (LONDON) LIMITED, a company incorporated in England and Wales, with limited liability (registered number 2548079) whose registered office is at Tower 42, International Financial Centre, 25 Old Broad Street, London EC2N 1HQ (acting in its capacity as the Master Issuer Corporate Services Provider, which expression shall include such person and all other persons for the time being acting as master issuer corporate services provider to the Master Issuer pursuant to the Master Issuer Corporate Services Agreement); and

(19)	ML MBS SERVICES LIMITED, a private limited company incorporated in England and Wales (registered number 2474), and having its registered office at 2 King Edward Street, London EC1A 1HQ (acting as a Master Issuer Swap Provider in respect of the 2007-2 Notes and in its capacity under this Deed as the New Master Issuer Secured Creditor).

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A)	The Master Issuer and the New Master Issuer Secured Creditor have entered into a currency swap agreement (the Agreement) dated 6 June 2007 where provision is made to deal with the potential currency mismatch between the Master Issuer’s receipts and liabilities in respect of the Term Advances and its receipts and liabilities under the Master Issuer Notes.

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(B)	The Master Issuer has agreed to provide the Master Issuer Security Trustee with the benefit of the security described in the Master Issuer Deed of Charge to secure the Master Issuer’s obligations to the Master Issuer Secured Creditors.

(C)	The terms of the Master Issuer Deed of Charge permit the Master Issuer to secure its obligations to a New Master Issuer Secured Creditor thereunder.

(D)	The New Master Issuer Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Master Issuer Deed of Charge.

(E)	The Master Issuer Secured Creditors have agreed to enter into this Deed to, among other things, acknowledge and agree to such accession and to permit any consequential changes to the Master Issuer Priority of Payments set out in Clauses 6 (and to the Schedule 2 of the Master Issuer Cash Management Agreement referred to therein) and 7 of the Master Issuer Deed of Charge as are required and any other amendment as may be required to give effect to this Deed.

1.	INTERPRETATION

The Further Amended and Restated Master Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on June 20 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed, the Master Issuer Master Definitions and Construction Schedule) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Issuer Master Definitions and Construction Schedule shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Master Issuer Master Definitions and Construction Schedule.

2.	REPRESENTATIONS AND WARRANTIES

2.1	The New Master Issuer Secured Creditor hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors in respect of itself that as of the date of this Deed:

(a)	pursuant to the terms of the Agreement, the Master Issuer has agreed to pay to the New Master Issuer Secured Creditor the amount (if any) described in the Agreement; and

(b)	the New Master Issuer Secured Creditor agrees and consents to the assignment by way of security of the Master Issuer’s interests under the Agreement (without prejudice to, and after giving effect to, any contractual netting provisions contained in the Agreement) to the Master Issuer Security Trustee in accordance with the terms of this Master Issuer Deed of Charge.

2.2	The Master Issuer hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors that as at the date of this Deed, the conditions to incurring further Master Issuer Secured Liabilities are satisfied.

3.	ACCESSION

In consideration of the New Master Issuer Secured Creditor being accepted as a Master Issuer Secured Creditor for the purposes of the Master Issuer Deed of Charge by the parties thereto as from the date of this Deed, the New Master Issuer Secured Creditor:

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(a)	confirms that as from 20 June 2007, it intends to be a party to the Master Issuer Deed of Charge as a Master Issuer Secured Creditor;

(b)	undertakes to comply with and be bound by all of the provisions of the Master Issuer Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto;

(c)	undertakes to perform comply with and be bound by all of the provisions of the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto as provided in Clause 4.5 (Master Issuer Secured Creditors) (including, without limitation, Clauses 6 (Payments out of the Master Issuer Transaction Accounts Prior to Enforcement) and 7 (Payments out of the Master Issuer Transaction Accounts Upon Enforcement)); and

(d)	agrees that the Master Issuer Security Trustee shall be the Master Issuer Security Trustee of the Master Issuer Deed of Charge for all Master Issuer Secured Creditors upon and subject to the terms set out in the Master Issuer Deed of Charge.

4.	SCOPE OF THE MASTER ISSUER DEED OF CHARGE

The Master Issuer, the New Master Issuer Secured Creditor and the Master Issuer Security Trustee hereby agree that for relevant purposes under the Master Issuer Deed of Charge and the Master Issuer Master Definitions and Construction Schedule:

(a)	the Agreement shall be a Master Issuer Transaction Document; and

(b)	the New Master Issuer Secured Creditor shall be a Master Issuer Secured Creditor.

5.	[RESERVED]

6.	APPLICATION

Prior to and following enforcement of the Master Issuer Security all amounts at any time held by the Master Issuer, the Master Issuer Cash Manager or the Master Issuer Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Master Issuer Cash Management Agreement or the Master Issuer Deed of Charge.

7.	NOTICES AND DEMANDS

Any notice or communication under or in connection with this Deed, the Master Issuer Deed of Charge or the Master Issuer Master Definitions Schedule shall be given in the manner and at the times set out in Clause 25 (Notices) of the Master Issuer Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

The address referred to in this Clause 7 for the New Master Issuer Secured Creditor is:

ML MBS Services Limited 2 King Edward Street London EC1A 1HQ

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For the attention of:	Phil Junod
Telephone:	+44 207 996 0980
Facsimile:	+44 207 995 1568

or such other address and/or numbers as the New Master Issuer Secured Creditor may notify to the parties to the Master Issuer Deed of Charge in accordance with the provisions thereof.

8.	TRUST INDENTURE ACT PREVIALS

If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the U.S. Trust Indenture Act of 1939 (the “Act”), as amended, the required provision of the Act shall prevail.

9.	CHOICE OF LAW

This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

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SIGNATORIES

The Master Issuer

EXECUTED as a DEED by	)
HOLMES MASTER ISSUER PLC	) /s/ RUTH SAMSON
acting by	)

Director

Director/Secretary

The Master Issuer Security Trustee

EXECUTED and DELIVERED as a DEED by	) /s/ D. PARENTE
THE BANK OF NEW YORK,	)
LONDON BRANCH	)
acting by its authorised signatory	)

Authorised Signatory:

Witness Signature: /s/ S. RILEY
Name:
Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

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The Note Trustee

EXECUTED and DELIVERED as a DEED by	)
THE BANK OF NEW YORK,	)
LONDON BRANCH	)
acting by its authorised signatory	) /s/ D. PARENTE

Authorised Signatory:

Witness Signature: /s/ S. RILEY
Name:
Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

Principal Paying Agent

EXECUTED and DELIVERED as a DEED by	) /s/ D. PARENTE
THE BANK OF NEW YORK,	)
LONDON BRANCH	)
acting by its authorised signatory	)

Authorised Signatory:

Witness Signature: /s/ S. RILEY
Name:
Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

Registrar

EXECUTED and DELIVERED as a DEED by	) /s/ D. PARENTE
THE BANK OF NEW YORK,	)
(LUXEMBOURG) S.A.	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ S. RILEY
Name:
Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

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Transfer Agent

EXECUTED and DELIVERED as a DEED by	) /s/ D. PARENTE
THE BANK OF NEW YORK,	)
(LUXEMBOURG) S.A.	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ S. RILEY
Name:
Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

Agent Bank

EXECUTED and DELIVERED as a DEED by	) /s/ D. PARENTE
THE BANK OF NEW YORK,	)
LONDON BRANCH	)
acting by its authorised signatory	)

Authorised Signatory:

Witness Signature: /s/ S.RILEY
Name:
Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

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U.S. Paying Agent

EXECUTED as a DEED on behalf of	) /s/ D. PARENTE
THE BANK OF NEW YORK,	)
NEW YORK BRANCH	)
acting by its authorised signatory	)

Authorised Signatory:

Witness Signature: /s/ S. RILEY
Name:
Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

Master Issuer Swap Provider

EXECUTED as a DEED by	) /s/ MEGAN WALUS
DEUTSCHE BANK AG,	) /s/ NATHAN TOWNSEND
LONDON BRANCH	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ ALISON SIMPSON
Name:
Address: DEUTSCHE BANK, LONDON BRANCH

Master Issuer Swap Provider

EXECUTED as a DEED by	)
BARCLAYS BANK PLC	) /s/ DAVID HARRISON
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ VICTORIA SHARPE
Name:
Address: BARCLAYS CAPITAL, 5 THE NORTH COLONNADE, CANARY WHARF, LONDON E14 4BB

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Master Issuer Swap Provider

EXECUTED as a DEED by	) /s/ YOLANDA PEREZ-WILSON
CREDIT SUISSE (USA), INC.	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ HECTOR HESSERA
Name:
Address: 1 MADISON AVENUE, NY, NY 10010

Master Issuer Swap Provider

EXECUTED as a DEED by	) /s/ GERAINT JOHN
HSBC BANK PLC	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ RINA VALAYUTHAN
Name:

Address: 8 CANADA SQUARE, LONDON, E19

Master Issuer Swap Provider

EXECUTED as a DEED by	)
HSBC USA, INC.	) /s/ MICHAL P. DOHERTY
acting by its duly authorised representative	)

By:
Name:

Witness Signature: /s/ WILLIAM RULLER
Name:

Address: 452 FIFTH AVENUE, NEW YORK, NY 1001

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Master Issuer Swap Provider

EXECUTED as a DEED by	) /s/ ANKY CHAN
UBS AG	) /s/ KURT CROMMELIN
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ M. JUDD
Name:

Address: 2ND FLOOR, 3 FINSBURY AVENUE, LONDON, EC2M 2PP

Master Issuer Cash Manager

EXECUTED as a DEED by	) /s/ CHRIS FIELDING
ABBEY NATIONAL PLC	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ IQBAL HUSSEIN
Name:

Address: ONE BUNHILL ROW, LONDON EC1Y 8YY

Master Issuer Sterling Account Bank

EXECUTED as a DEED by	) /s/ CHRIS FIELDING
ABBEY NATIONAL PLC	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ IQBAL HUSSEIN
Name:

Address: ONE BUNHILL ROW, LONDON EC1Y 8YY

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Master Issuer Non-Sterling Account Bank

EXECUTED as a DEED by	) /s/ ROBERT H CIAO
CITIBANK N.A.,	)
LONDON BRANCH	)
acting by its duly authorised attorney	)

By:
Name:

Witness Signature: /s/ N. SIVAKUMARAN
Name:

Address: CITIGROUP CENTRE, CANADA SQUARE, CANARY WHARF, E14 5LB

Master Issuer Corporate Services Provider

EXECUTED as a DEED by	) /s/ RUTH SAMSON
WILMINGTON TRUST SP SERVICES	)
(LONDON) LIMITED	)
acting by its duly authorised attorney	)

Witness Signature: /s/ S. RILEY
Name:

Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

New Master Issuer Secured Creditor

EXECUTED as a DEED by	) /s/ DAVID FARR
ML MBS SERVICES LIMITED	)
acting by	)
directors/a director and the secretary	)

By:
Name:

Witness Signature: /s/ P.R. JUDD
Name:

Address